EXHIBIT 10.20

                         NOTE AND MORTGAGE MODIFICATION,
                   SPREADER, EXTENSION AND SECURITY AGREEMENT

         THIS NOTE AND MORTGAGE MODIFICATION, SPREADER, EXTENSION AND SECURITY AGREEMENT (hereinafter referred to as the "Agreement" or the "Mortgage"), dated April 15, 1999 by IFS INTERNATIONAL, INC., a New York business corporation with its principal executive office and an office for the transaction of business located at 300 Jordan Road, Troy, New York 12180 (the "Borrower"), TOWN OF NORTH GREENBUSH INDUSTRIAL DEVELOPMENT AGENCY, a public benefit corporation existing under the laws of the State of New York with its principal executive office and an office for the transaction of business located at Wyantskill School Building, 2 Douglas Street, Wyantskill, New York 12198 (the "Mortgagor"), HUDSON RIVER BANK & TRUST COMPANY, a New York banking corporation having an office at One Hudson City Center, Hudson, New York 12514 (the "Mortgagee") and RENSSELAER POLYTECHNIC INSTITUTE, a New York not-for-profit corporation having an address of 110 8th Street, Troy, New York 12180 (the "Ground Lessor").

                                               W I T N E S S E T H:

         WHEREAS, pursuant to a certain bond and mortgage separation and assignment agreement dated on or about the date hereof by and among the Mortgagor, the Mortgagee, New York Business Development Corporation and KeyBank National Association and recorded in the Office of the Rensselaer County Clerk immediately prior to the recordation hereof, the Mortgagee is the holder of a ninety-five and one half percent (95.50%) interest in the following mortgage (said interest being hereinafter referred to as the "Existing Mortgage") and the note secured thereby (said interest being hereinafter referred to as the "Existing Note"):

         mortgage and security agreement given by the Mortgagor with consent from the Ground Lessor to KeyBank National Association in the original principal amount of One Million One Hundred Ninety Thousand and 00/100 Dollars ($1,190,000.00) dated as of October 2, 1997 and recorded in the Office of the Rensselaer County Clerk on December 24, 1997 in Roll 79 at Frame 1952 having an outstanding principal balance as of the date hereof of $1,132,400.00.

         WHEREAS, the Mortgagee and the Mortgagor, the fee simple owner of the Improvements (as hereinafter defined) and the Borrower have mutually agreed to modify the terms of the Existing Note and the Existing Mortgage in the manner hereinafter appearing; and

         NOW THEREFORE, in pursuance of said agreement and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration each to the other in hand paid, receipt of which is hereby acknowledged, the parties hereto mutually covenants and agree as follows:

     A. The Borrower covenants, represents and warrants that:

          (i) There is, as of the date hereof, secured by the Existing Mortgage, the aggregate unpaid principal sum of One Million Eighty One Thousand Four Hundred Forty-Two and 00/100 Dollars ($1,081,442.00) together with interest thereon from the date hereof and other sums or charges evidenced thereby;

          (ii) There are no defenses, offsets or counterclaims of any kind or nature whatsoever against the Existing Mortgage or the Existing Note and as of the date hereof, no Event of Default has occurred, nor has any event occurred which would be an Event of Default under the Existing Mortgage or the Existing Note with the passage of time, the giving of notice or both;

          (iii) The Borrower is a business corporation duly formed, validly existing and in good standing under the laws of the State of New York and has the power and capacity to enter into this Agreement and to mortgage and pledge the property encumbered hereby in the manner and to the extent herein set forth and the foregoing has been authorized by all requisite corporate action. The Existing Mortgage and the Existing Note constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms;

          (iv) The execution and delivery of this Agreement have not violated and will not violate the terms of (i) the articles of incorporation or by-laws of the Borrower, (ii) any statute, law, rule, order, judgment or decree of any governmental authority binding upon the Borrower or any of the property of the Borrower or (iii) any agreement, indenture or other instrument binding upon or affecting the Borrower or its property; and

          (v) There are no actions, suits, appeals or proceedings pending or, to the best of the Borrower's knowledge, threatened against or affecting, the Borrower which may materially adversely affect the financial condition of the Borrower, or the validity or enforceability of the Existing Note or the Existing Mortgage or the priority of the lien thereof, at law or in equity, or before or by any governmental authority; and the Borrower is not in default with respect to any order, writ, judgment, decree or demand of any court or any governmental authority.

     B. The Mortgagor covenants, represents and warrants that:

          (i) The Mortgagor is a public benefit corporation duly formed, validly existing and in good standing under the laws of the State of New York and has the power and capacity to enter into this Agreement and to mortgage and pledge the property encumbered hereby in the manner and to the extent herein set forth and the foregoing has been authorized by all requisite corporate action. The Existing Mortgage and constitutes a legal, valid and binding obligation of the Mortgagor enforceable against the Mortgagor in accordance with its terms;

          (ii) The execution and delivery of this Agreement have not violated and will not violate the terms of (i) the by-laws of the Mortgagor, (ii) any statute, law, rule, order, judgment or decree of any governmental authority binding upon the Mortgagor or any of the property of the Mortgagor or (iii) any agreement, indenture or other instrument binding upon or affecting the Mortgagor or its property; and

          (iii) There are no actions, suits, appeals or proceedings pending or, to the best of the Mortgagor's knowledge, threatened against or affecting, the Mortgagor which may materially adversely affect the financial condition of the Mortgagor, or the validity or enforceability of the Existing Mortgage or the priority of the lien thereof, at law or in equity, or before or by any governmental authority; and the Mortgagor is not in default with respect to any order, writ, judgment, decree or demand of any court or any governmental authority.

     C. If not heretofore granted, conveyed, bargained, sold, set over, transferred, assigned, pledged and mortgaged unto the Mortgagee, the lien, grant, conveyance, transfer, assignment and pledge of the Existing Mortgage is hereby spread so that the Existing Mortgage shall cover, create a security interest in and be a mortgage Lien upon, and the Borrower and the Mortgagor do hereby grant, convey, bargain, sell, transfer, assign and pledge unto the Mortgagee, and grant a security interest unto the Mortgagee in, all of the following property (the "Mortgaged Property") as security for the Indebtedness (hereinafter defined):

                  ALL  right,  title  and  interest  of the  Mortgagor  and  the
Borrower in and to a leasehold interest pursuant to the Ground Lease (as hereinafter defined) in that certain real property described in Schedule "A" attached hereto and made a part hereof (such leasehold interest being hereinafter referred to as the "Land"), together with the right, title and interest of Mortgagor and the Borrower, now owned or hereinafter acquired, in and to the streets, the land lying in the bed of any streets, roads or avenues, opened or proposed, in front of, adjoining or abutting the Land to the center line thereof and strips and gores within or adjoining the Land, the air space and right to use said air space above the Land, all rights of way, privileges, liberties, hereditaments and all easements now or hereafter affecting the Land, all royalties and all rights appertaining to the use and enjoyment of the Land, including, without limitation, all alley, vault, drainage, mineral, water, oil and gas rights;

                  TOGETHER with the buildings and improvements now or hereafter erected on the land (the "Improvements") (the Land and Improvements are hereinafter collectively referred to as the "Real Estate");

                  TOGETHER with all and singular the tenements, hereditament and appurtenances belonging or in any way appertaining to the Real Estate, and the reversion or reversions, remainder or remainders, rents, issues, profits and revenue thereof; and also all of the estate, right, title, interest, dower and right of dower, courtesy and rights of courtesy, property, possession, claim and demand whatsoever, both in law and equity, of Mortgagor and Borrower, of, in and to the Real Estate and of, in and to every part and parcel thereof, with the appurtenances, at any time belonging or in any wise appertaining thereto;

                  TOGETHER with all of the fixtures and equipment of every kind and nature whatsoever currently owned or hereafter acquired by Borrower or Mortgagor, and all appurtenances and additions thereto and substitutions or replacements thereof, now or hereafter attached to, or intended to be attached to (though not attached to) the Real Estate or placed on any part thereof (such fixtures and equipment are hereinafter collectively referred to as the
"Equipment"), including, but not limited to all plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, incinerating, and escalator, elevator, power loading and unloading equipment and systems, sprinkler systems and other fire prevention and extinguishing apparatus and pipes, pumps, above ground or underground storage tanks, conduits, fittings and fixtures; it being understood and agreed that all Equipment is appropriated to the use of the Real Estate and, whether affixed or annexed or not, for the purposes of this Mortgage shall be deemed conclusively to be Real Estate and mortgaged hereby; and Mortgagor and Borrower hereby agree to execute and deliver, from time to time, such further instruments (including security agreements), as may be requested by Mortgagee to confirm the lien of this Mortgage on the Equipment;

                  TOGETHER with all right, title and interest of the Mortgagor and the Borrower in, to and under that certain ground lease dated May 26, 1983 from the Ground Lessor to Pacamor Bearings, Inc. a memorandum of which was recorded in the Rensselaer County Clerk's Office on December 17, 1984 in Liber 1372 of Deeds at Page 891 as subsequently amended and assigned (as further amended or supplemented from time to time, the "Ground Lease");

                  TOGETHER with all unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by Mortgagor and/or Borrower and Mortgagor's and Borrower's interest in and to all proceeds of the conversion and the interest payable thereon, voluntary or involuntary, of the Real Estate, and/or Equipment, or any part thereof, into cash or liquidated claims, including, without limitation, proceeds of casualty insurance, title insurance or any other insurance maintained on the Mortgaged Property, and the right to collect and receive the same and all awards and/or other compensation including the interest payable thereon and the right to collect and receive the same heretofore and hereafter made to the present and all subsequent owners of the Mortgaged Property by the United States, the State of New York or any
political subdivision thereof or any agency, department, bureau, board, commission, or instrumentality of any of them, now existing or hereafter created (collectively, "Governmental Authority") for the taking by eminent domain, condemnation or otherwise, of all or any part of Mortgaged Property, including all awards for any change or changes of grade or the widening of streets, roads or avenues affecting the Real Estate;

                  TOGETHER with all rights, title and interest of Mortgagor and the Borrower in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property, hereafter acquired by or released to Mortgagor and/or Borrower or constructed, assembled or placed by Mortgagor and/or Borrower on the Real Estate, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without further mortgage, conveyance, assignment or other act by Mortgagor and/or Borrower, the same shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, an though now owned by Mortgagor and/or Borrower and specifically described herein;

                  TOGETHER with all proceeds, both cash and noncash, of the foregoing which may be sold or otherwise be disposed of;

                  TOGETHER with any and all monies or hereafter on deposit for the payment of real estate taxes or special assessments against the Real Estate or for the payment of premiums on policies of fire and other hazard insurance covering the Mortgaged Property.

                  TO HAVE AND TO HOLD the Mortgaged Property and the properties, rights and privileges hereby granted, bargained, sold, conveyed, mortgaged, warranted, pledged and assigned, and in which a security interest is granted or intended to be, unto Mortgagee, its successors and assigns, forever, for the uses and purposes herein set forth.

     D. The Borrower shall pay the indebtedness evidenced by the Existing Note in accordance with the terms set forth in those certain amended and restated notes, each dated the date hereof, in the principal amounts of $581,442.00 and $500,000.00 respectively, from the Borrower in favor of the Mortgagee and by this reference made a part hereof. The terms, covenants, conditions and provisions of the Existing Note shall be and hereby are modified, superseded and replaced by the terms, covenants, conditions and provisions set forth therein such that any reference herein to "Note", "note", "Notes" or "notes" or indebtedness shall be deemed to refer collectively thereto.

     E. The Borrower certifies that this Agreement secures the same indebtedness evidenced by the Existing Note and secured by the Existing Mortgage and secures no further or other indebtedness or obligation.

     F. The Borrower and the Mortgagor hereby (i) ratify and confirm the lien, conveyance and grant contained in and created by the Existing Mortgage and (ii) agrees that nothing contained in this Agreement is intended to or shall impair the lien, conveyance and grant of the Existing Mortgage.

     G. The terms, covenants and conditions of the Existing Mortgage shall be and hereby are modified, superseded and replaced by the following terms, covenants and conditions, and the Borrower and the Mortgagor agree to comply with and be subject to all of the terms, covenants and conditions of the Existing Mortgage, as modified hereby:

          1. Warranty of Title. Borrower represents and warrants to Mortgagee that it and the Mortgagor are lawfully seized of a leasehold interest in the Land and a fee simple interest in the Improvements and the Equipment, and that it has good and marketable title thereto free and clear of all encumbrances, liens, covenants, restrictions, reservations, conditions, and easements other than those identified in and not omitted from Schedule B to Chicago Title Insurance Policy No. 9903.30450. Borrower represents and warrants that this Mortgage constitutes a valid first mortgage lien on the Mortgaged Property; and Borrower covenants to (a) warrant and preserve such title and the validity and priority of the lien hereof and defend the same to Mortgagee against the claims of all and every person or persons, corporation or corporations and parties whomsoever claiming or threatening to claim the same or any part thereof and (b) make, execute, acknowledge and deliver all such further or other documents, instruments or assurances, and cause to be done all such further acts and things as may at any time hereafter be reasonably desired or required by Mortgagee to fully protect the lien of this Mortgage.

          2. Payment of Indebtedness. Borrower shall duly and punctually pay the Indebtedness at the times and places and in the manner specified in the Existing Note and in this Agreement and shall perform all of its obligations in accordance with the terms of this Agreement.

          3. Proper Care and Use.

               (a) Borrower shall:

                    (i) not abandon the Mortgaged Property or any part thereof;

                    (ii) maintain the Mortgaged Property and the abutting grounds, sidewalks, roads, parking and landscape areas in good repair, order and condition;

                    (iii)  promptly  make  all  necessary   repairs,   renewals,
               replacements and additions to the Mortgaged Property;

                    (iv) not commit or suffer  wastes  (other than  ameliorative waste) with respect to the Mortgaged Property:

                    (v) complete  promptly and in a good  workerlike  manner any new improvements constructed on the Land;

                    (vi) not  commit,  suffer or permit any act to be done in or upon the Mortgaged Property in violation of any law, ordinance or regulation;

                    (vii) (A) refrain from impairing or diminishing the value or integrity of the Mortgaged Property or the security value of this Mortgage; (B) not remove, demolish or in any material respect alter any of the Improvements, Equipment or Personalty without the prior written consent of Mortgagee; or (C) not make, install or permit to be made or installed, any alterations or additions thereto if doing so will impair the value of the Mortgaged Property; and

                    (viii) not make,  suffer or permit any  nuisance to exist on any of the Mortgaged Property.

               (b) Mortgagee and any persons authorized by Mortgagee shall have the right to enter and inspect the Mortgaged Property at all reasonable times upon reasonable notice. If an Event of Default shall have occurred and be continuing or in the event of an emergency, Mortgagee and any persons authorized by Mortgagee may (without being obligated to do so) enter or cause entry to be made upon the Real Estate and repair and/or maintain the same as Mortgagee may reasonably deem necessary or advisable, and may (without being obligated to do so) make such expenditures and outlays of money as Mortgagee may deem reasonably appropriate for the preservation of the Mortgaged Property. All expenditures and outlays of money made by Mortgagee pursuant hereto shall be secured hereby and shall be payable on demand together with interest at the rate set forth in the Note from the date of such expenditure or outlay until paid.

     4. Requirements.

               (a) Borrower represents and warrants that the Mortgaged Property complies with and conforms to, and Borrower, at Borrower's sole cost and expense, shall continue to promptly comply with and conform to, or cause the Mortgaged Property to comply with and conform to, all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations and requirements pertaining to the Mortgaged Property, including any and all applicable federal, state or local environmental laws and regulations, all zoning or building, use and land use laws, ordinances, rules or regulations and all covenants, restrictions and conditions now or hereafter of record which may be applicable to Borrower or to any of the Mortgaged Property, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the Mortgaged Property (collectively, the "Legal Requirements").

               (b) Without limiting the generality of the foregoing, Borrower covenants to operate the Mortgaged Property (whether or not such property constitutes a "Facility" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") so that no cleanup or other obligation arises in respect of CERCLA or other applicable Federal law or under any state, local or municipal law, statute, ordinance, rule or regulation designed to protect the environment, which would constitute a lien or charge on the Mortgaged Property prior to that of Mortgagee. If any such claim be made or any obligation should nevertheless arise hereafter, Borrower agrees that it will, at its own expense, (a)
          promptly cure same and (b) will indemnify Mortgagee from any liability, responsibility or obligation in respect thereof or in respect of any cleanup or other liability as successor, secured party or otherwise (regardless of whether or not Mortgagee may deem to be "owner or operator" under CERCLA) for any reason including, but not limited to, the enforcement of Mortgagee's rights as a secured party under this Mortgage, or any obligation of law.

     5. Payment of Impositions.

               (a) Borrower shall pay and discharge before the last date payment may be made without the imposition of interest or a penalty all taxes of every kind and nature (including, without limitation, all real and personal property, payments in lieu of real property, income, franchise, withholding, profits and gross receipts taxes), all charges for any easement or agreement maintained for the benefit of any of the Mortgaged Property, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges and all other public charges whether of a like or different nature, even if unforeseen or extraordinary, imposed upon or assessed on or against Borrower or any of the Mortgaged Property, together with any interest or penalties on any of the foregoing (all of the
          foregoing   are   hereinafter   collectively   referred   to  as   the
          "Impositions"). Borrower shall deliver to Mortgagee receipts satisfactory to Mortgagee evidencing the payment of all such impositions within thirty days of the date each such imposition is due and payable. Upon Borrower's failure to submit evidence of payment within such thirty day period, it shall be deemed an Event of Default under Section 15 hereof.

               (b) Mortgagee shall have the right to pay any Imposition not paid by Borrower on or after the last date payment of such Imposition may be made without imposition of interest or a penalty (subject to Borrower's right to contest such Imposition as hereinbefore provided), and the amount thereof together with interest thereon at the Default Rate (as hereinafter defined), shall be added to the Indebtedness, payable on demand, and shall be secured by this Agreement.

     6. Insurance.

               (a) Borrower shall, (i) keep the Real Estate (A) insured against loss or damage by fire, lightning, windstorm, tornado and by such other further and additional risks and hazards as now or hereinafter may be covered by extended coverage and "all risk" endorsements, (B) insured against loss or damage by any other risk commonly insured against by persons occupying or using like properties in the locality in which the Real Estate is situated, (ii) keep the equipment and personality insured against loss or damage by fire, lightning, windstorm, tornado and theft and by such other further and additional risks as now or hereinafter may be covered by extended coverage and "all risks" endorsement, (iii) obtain and maintain comprehensive public liability insurance on an occurrence basis against claims for personal injury, including, without limitation, bodily injury, death or property damage occurring on, in or about the Mortgaged Property and the adjoining streets, sidewalks and passageways, such insurance to afford immediate minimum protection to a limit of not less than One Million Dollars ($1,000,000.00) combined single limit for personal injury or death to one or more persons or damage to property, (iv) to the extent the Land lies within an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards, keep the Real Estate insured under a policy of flood insurance in an amount reasonably requested by Mortgagee. Each insurance policy shall
          (i) be noncancelable (which terms shall include any reduction in the scope or limits of coverage) without at least ten (10) days prior written notice to Mortgagee or (ii) except in the case or worker's compensation and comprehensive public liability insurance, be endorsed to name Mortgagee as its interest may appear, with loss payable to Mortgagee, without contribution, under a standard mortgagee clause and in the case of comprehensive public liability insurance, be endorsed to name mortgagee as its interest may appear, with loss payable to Mortgagee, without contribution, under a standard mortgagee clause and in the case of comprehensive public liability insurance be endorsed to name Mortgagee as an additional named insured, (iii) in the case of property insurance, provide for deductibles acceptable to Mortgagee,
          (iv) be written by companies acceptable to Mortgagee, and (v) contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Borrower which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of set off, counterclaim, deduction or subrogation against Borrower. Borrower hereby directs all insurers under such policies (except worker's compensation and comprehensive public liability insurance) to pay all proceeds payable thereunder directly to Mortgagee.

               (b) Borrower shall (i) pay as they become due all premiums for such insurance, and (ii) not later than ten (10) days prior to the expiration of each policy to be furnished pursuant to the provisions of this Section 6, deliver a valid certificate of insurance (or if such certificate is not then available, a renewal binder), evidencing a renewed policy or policies marked "premium paid", or accompanied by such other evidence of payment satisfactory to Mortgagee with standard noncontributory mortgage clauses in favor or and acceptable to Mortgagee. Notwithstanding the foregoing, Borrower shall not be required to provide proof of payment if Borrower and such insurance company agree to an alternative, i.e., installment, method of payment, and Mortgagee receives reasonably satisfactory evidence of the terms of such payment arrangement. Such certificate of insurance (or renewal binder) shall be accompanied by a written statement of Borrower certifying that the insurance coverage evidenced thereby complies with the requirements of this Section 6.

               (c) If Borrower shall be in default of its obligations to so insure or deliver any such prepaid certificate of insurance or renewal binder then Mortgagee, at Mortgagee's option, after notice to Borrower (except that no notice shall be required if the insurance has expired or been canceled or terminated), may effect such insurance and pay the premium or premiums therefor, and the amount of such premium or premiums so paid by Mortgagee, with interest from the time of payment at the Default Rate (as hereinafter defined), shall be added to the Indebtedness, payable on demand, and shall be secured by this Mortgage.

     7. Impositions and Insurance Escrow. Borrower, upon Mortgagee's request, shall pay to Mortgagee an amount equal to one-twelfth of the estimated aggregate annual amount of (i) all Impositions payable on the Mortgaged Property, and (ii) insurance premiums on all policies of insurance required by this Mortgage, on a specified date each month. Following receipt of Mortgagee's request, Borrower shall cause all bills, statements or other documents relating to such Impositions and insurance premiums to be sent or mailed directly to Mortgagee pursuant to this Section 7. Mortgagee shall pay such amounts as may be due thereunder out of the funds so deposited with Mortgagee. if at any time and for any reason the funds deposited with Mortgagee are or will be insufficient to pay such amounts as may then or subsequently be due, Mortgagee may notify Borrower and Borrower shall immediately deposit an amount equal to such deficiency with Mortgagee. Notwithstanding the foregoing, nothing contained herein shall cause Mortgagee to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Mortgagee pursuant to this Section 7, and Borrower shall be entitled to no interest thereon.

     8. Condemnation/Eminent Domain. Mortgagor and Borrower hereby irrevocably assign to Mortgagee, as additional security for the payment of the Indebtedness, all of their respective awards and/or other compensation, including interest payable thereon, hereafter made by any Governmental Authority for the taking by eminent domain, condemnation or otherwise, of all or any part of the Mortgaged Property ("Awards"). Mortgagor and Borrower agree that all such Awards shall be paid to Mortgagee and, subject to the provisions of Article VII of the Lease Agreement (as hereinafter defined), shall be applied by Mortgagee, after the payment of all of its expenses in connection with such proceedings, including costs and attorneys' fees, to the reduction of the Indebtedness with the balance (if any) to be paid to Borrower. Mortgagor and Borrower hereby authorize Mortgagee, on behalf and in the name of Mortgagor and Borrower, to collect, execute and deliver valid acquittances for, and to appeal from, any such Awards.

     9. Discharge of Liens, Utilities. (a) Mortgagor and Borrower shall not, without prior written consent of Mortgagee, create, consent to or suffer the creation of any liens, charges or encumbrances (each, a "Prohibited Lien") on any of the Mortgaged Property, whether or not such Prohibited Lien is subordinate to this Mortgage, or fail to have any Prohibited Lien which may be imposed without Borrower's consent discharged and satisfied or record within thirty (30) days after it is imposed, except those liens bonded while being contested. Borrower shall pay when due all lawful claims and demands of mechanics, material persons, laborers and others which, if unpaid, might result in, or permit the creation of a Prohibited Lien, except that Borrower shall have the right to contest such claims or demands, provided that Borrower shall furnish a good and sufficient bond, surety or other security satisfactory to Mortgagee.

          (b) Borrower shall pay when due all utility charges which are incurred by it for gas, electricity, water or sewer services and all other assessments or charges of a similar nature, whether public or private and whether or not such taxes, assessments or charges are liens on the Mortgaged Property.

     10. Estoppel Certificates. From time to time, within ten (10) days after a request of Mortgagee, Borrower shall furnish a written statement, signed and, if requested, acknowledged, setting forth the amount of the Indebtedness which the Borrower acknowledges to be secured hereby, specifying any claims of offset or defense which Borrower asserts against the Indebtedness, and, at the request of the Mortgagee, the then state of facts relevant to the condition of the Mortgaged Property.

     11. Expenses. Borrower shall pay, together with any interest or penalties imposed in connection therewith, all expenses incident to the preparation, execution, acknowledgment, delivery and/or recording of this Mortgage, including, without limitation, all filing, registration or recording fees and all federal, state, county and municipal, internal revenue or other stamp taxes and other taxes, duties, imposts, assessments and charges now or hereafter required by the federal, state, county or municipal government, the legal fees of the Mortgagee's Attorney, survey charges, title insurance premiums, and any other expenses connected with this transaction.

     12. Mortgagee's Costs and Expenses. Upon the occurrence of any Event of Default or the proper exercise by Mortgagee of any Mortgagee's rights hereunder, or if any action or proceeding be commenced, to which action or proceeding Mortgagee is or becomes party or in which it becomes necessary to defend or uphold the lien of this Mortgage, or if the taking, holding or servicing of this Mortgage by Mortgagee is alleged to subject Mortgagee to any civil fine, or if Mortgagee's review and approval of any document is requested by Borrower or required by Mortgagee in connection therewith, then any fees incurred by Mortgagee in connection therewith (including any civil fines and attorneys' fees and disbursements) shall, after notice and demand, be paid by Borrower, or, if paid by Mortgagee, the amount thereof, together with interest thereon at the Default Rate (as such term is hereinafter defined) shall be added to the Indebtedness, payable on demand, and shall be secured by this Mortgage; and, in any action to foreclose this Mortgage, or to recover or collect the Indebtedness, the provisions of this Section 12 with respect to the recovery of costs, disbursements and allowances shall prevail unaffected by the provisions of any law with respect to the same to the extent that the provisions of this
Section 12 are not violative thereof.

     13. Mortgagee's Right to Perform. If any Event of Default shall have occurred hereunder and be continuing, Mortgagee, may (but shall be under no obligation), cure the same, and the cost thereof, with interest at a fluctuating per annum rate (the "Default Rate") equal to the rate of interest announced publicly by Mortgagee from time to time as its Prime Rate plus three percent (3%) per annum, shall be added to the Indebtedness, payable on demand, and shall be secured by this Mortgage. No payment or advance of money by Mortgagee under this Mortgage shall be deemed or construed to cure any Event of Default arising out of the non-payment of such amount by Borrower or waive any right or remedy of Mortgagee hereunder. The lien of this Mortgage with respect to such amounts shall be prior to any right, title to, interest in or claim upon the Mortgaged Property attaching subsequent to the lien of this Mortgage.

     14. Further Assurances. Mortgagor and Borrower agree, upon demand of Mortgagee, to do any act or execute any additional documents (including, but not limited to, security agreements on any Equipment or Personalty included or to be included in the Mortgaged Property) as may be reasonably required by Mortgagor and Borrower to confirm the lien of this Mortgage.

     15. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default by Borrower hereunder:

          (a) default in the payment of all or any portion of any installment of principal and/or interest as and when the same become due under the Existing Note, which default continues for a period in excess of fifteen
     (15) days from such due date; or

          (b) default in the performance or observance of any covenant on the part of the Mortgagor or Borrower to be performed or observed hereunder, or under any other agreement between Borrower and Mortgagee which default continues beyond the expiration of any applicable grace or notice period expressly provided herein, or if no grace period is expressly provided, if the default continues more than fifteen (15) days after the giving of written notice thereof from Mortgagee, or, if such default is of such a nature that it cannot with due diligence be cured within fifteen (15) days, if Borrower shall fail to commence to cure such default with such fifteen
     (15) day period and thereafter prosecute such cure diligently; or

          (c) if Mortgagor or Borrower shall sell, convey, assign or transfer (other than a transfer as the result of a taking by condemnation or eminent domain) the Mortgaged Property or any part thereof or interest therein (any sale, conveyance, assignment or transfer of a controlling interest in Borrower being deemed a sale of the Mortgaged Property for purposes hereof), or of the Mortgaged Property or any part thereof or interest therein, including, without limitation, any rents, royalties, profits, income or revenue arising therefrom, is further mortgaged, pledged or encumbered; or

          (d) the voluntary suspension of all or a substantial part of its business by Borrower, the insolvency of the Borrower or any guarantor hereof, the commencement of any proceedings under any bankruptcy or insolvency law by or against the Borrower, an assignment for the benefit of creditors by Borrower, or any guarantor hereof, application for consent to the appointment of any receiver or trustee for the Borrower, or any assignment to an agent authorized to liquidate any substantial part of the assets of Borrower; or

          (e) the occurrence of an Event of Default under the Note or under any of the Lease Documents (as defined in the hereinafter defined Lease Agreement); or

          (f) failure to provide copies of paid tax bills required to be provided pursuant to Article 5 of this Mortgage; or

          (g) failure to provide copies of any financial statement required to be provided to article 26 of this mortgage.

     16. Remedies. Upon the occurrence of any Event of Default hereunder, Mortgagee may declare the entire Indebtedness to be immediately due and payable without presentment, demand, protest or notice of any kind, and Mortgagee may take any and all actions permitted at law or in equity, without notice or demand, as it deems advisable to protect and enforce Mortgagee's rights against Mortgagor and Borrower in and to the Mortgaged Property, including, but not limited to, the following actions:

          (a) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon or take possession of Mortgaged Property, or any part thereof, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Mortgaged Property, or any part thereof or interest therein, or increase the income therein, or increase the interest therefrom or protect the security hereof and, with or without taking possession of the Mortgaged Property, sue for or otherwise collect the rents, issues and profits thereof, including those past due and unpaid and apply the same, less costs and expenses of operations and collection, including reasonable attorneys' fees and expenses, against the Indebtedness, all in such order as Mortgagee may determine. The entering upon and taking possession of the Mortgaged Property, the collection of such rents, issues and profits and the application thereof as foresaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default, and notwithstanding the continuance in possession of the Mortgaged Property or the collection, receipt and application of rents, issues or profits, Mortgagee shall be entitled to exercise every right provided for in the Existing Note, this Mortgage or by law upon occurrence of any Event of Default, including the right to exercise the power of sale.

          (b) Commence an action to foreclose this Mortgage as a lien, and sell the Mortgaged Property under the judgment or decree of a court of competent jurisdiction.

          (c) Appoint a receiver, as provided herein.

          (d) Specifically enforce any of the covenants on the part of the Mortgagor and Borrower contained herein.

                  In the event that Mortgagee elects to exercise its right to declare the entire indebtedness immediately due and payable, Mortgagee shall not be deemed to have waived its right to collect any prepayment penalty payable pursuant to the Existing Note.

     17. Proceeds of Sale Under Security Agreement. The purchase money proceeds of any sale made pursuant to any security agreement contained in this Mortgage shall be distributed according to the provisions of the Uniform Commercial Code of the State of New York.

     18. Appointment of Receiver. If an Event of Default shall have occurred and be continuing, Mortgagee as a matter of right without notice to Mortgagor or Borrower, and without regard to the then value of the Mortgaged Property or the interest of Mortgagor or Borrower therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Mortgaged Property. Mortgagor and Borrower irrevocably consent to such appointment and waive notice of any application therefor.

     19. Extension, Release, etc. Without affecting the lien or charge of this Mortgage upon any portion of the Mortgaged Property not then or therefore released as security for the full amount of all unpaid obligations, Mortgagee may, from time to time and without notice, agree to (i) release any persons so liable, (ii) extend the maturity or alter any of the terms of any such obligation (provided, however, that Borrowers shall have consented to any such extension or alteration), (iii) grant other indulgences, release or reconvey, or caused to be released or reconveyed at any at Mortgagee's option any parcel, portion or all of the Mortgaged Property, (iv) take or release any other or additional security for the Indebtedness, or (v) make compromises or other arrangements with debtors in relation thereto.

     20. Remedies Not Exclusive. Mortgagee shall be entitled to enforce payment or performance of the Indebtedness and to exercise all rights and powers under this Mortgage or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Indebtedness may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, security interest, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as it may in its absolute discretion determine. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law in equity or by statute. Every power or remedy given to Mortgagee or to which it may be exercised, concurrently or independently, from time to time as often as may be deemed expedient by Mortgagee.

     21. Security Agreement Under Uniform Commercial Code. It is the intention of the parties hereto that this Mortgage shall constitute a Security Agreement within the meaning of Article 9 of the Uniform Commercial Code of the State of New York. Notwithstanding the filing of a financing statement covering any of the Mortgaged Property in the records normally pertaining to personal property, all of the Mortgaged Property, for all purposes and in all proceedings, legal or equitable, shall be regarded, at Mortgagees' option (to the extent permitted by law) as part of the Real Estate whether or not any such item is physically attached to the Real Estate or serial numbers are used for the better identification of certain items. The mention in any such financing statement of any of the Mortgaged Property shall never be construed as in any way derogating from or impairing this declaration and it is the hereby stated intention of the parties that such mention in protection of Mortgagee in the event any court shall at any time hold that notice of Mortgagee's priority of interest, to be effective against any third party, including the federal government and any authority or agency thereof, must be filed in the Uniform Commercial Code records. Mortgagor and Borrower hereby agree that each shall execute and hereby authorizes Mortgagee to file any financing and continuation statements which Mortgagee shall determine in its sole discretion are necessary or advisable in order to perfect it security interest in the Equipment and Personalty covered by this Mortgage, and Borrower shall pay any expenses incurred by Mortgagee in connection with the preparation, execution and filing of such statements that may be filed by Mortgagee, or, if paid by Mortgagee, such amounts, together with interest at the Default Rate, shall be added to the Indebtedness, payable on demand, and shall be secured by this Mortgage.

     22. Indemnification; Waiver of Claim. If Mortgagee is made a party defendant to any litigation concerning this Mortgage or the Mortgaged Property, or any part thereof or interest therein, or the occupancy thereof by Borrower, then Borrower shall indemnify, defend and hold Mortgagee harmless from all liability by reason of said litigation (other than that arising from Mortgagee's own willful misconduct or gross negligence), including reasonable attorneys' fees and expenses incurred by Mortgagee in such litigation, whether or not any such litigation is prosecuted to judgment. If Mortgagee commences an action against Mortgagor and/or Borrower to enforce any of the terms thereof or because of the breach by Mortgagor and/or Borrower of any of the terms hereof, or for the recovery of any sum secured hereby, Borrower shall pay Mortgagee's reasonable attorneys' fees and expenses, or, if paid by Mortgagee, the amount thereof, together with interest thereon at the Default Rate, shall be added to the Indebtedness, payable on demand, and shall be secured by this Mortgage. The right to such attorneys' fees and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If an Event of Default shall have occurred, Mortgagee may engage an attorney or attorneys to protect its rights hereunder, and in the event of such fees and expenses incurred by Mortgagee, whether or not action is actually commenced against Mortgagor and/or Borrower by reason of such Event of Default.

     23. No Waivers, etc. Any failure by Mortgagee to insist upon the strict performance by Mortgagor or Borrower of any of the terms and provisions of this Mortgage shall not be deemed to be a waiver of any of the terms and provisions hereof, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor and Borrower of any and of all of the terms and provisions of this Mortgage to be performed by Mortgagor and Borrower; Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the security held for the obligations secured by this Mortgage without, was to the remainder of the security, in any wise impairing or affecting the lien of this Mortgage or the priority of such lien over any subordinate lien.

     24. Notices. Whenever it is provided herein that notice, demand, request, consent, approval or other communication shall or may be given to or served upon either of the parties by the other, or whenever either of the parties desires to give or serve upon the other any notice, demand, request, consent, approval, or other communication with respect to this Mortgage or to the Mortgaged Property, each such notice, demand, request, consent, approval or other communication shall be in writing and shall be deemed to have been sufficiently given or served when delivered by hand or by overnight courier service or when sent by registered or certified mail, return receipt requested, postage prepaid, directed to the party to receive the same at its address stated above or at such other addresses as may be substituted by notice given upon receipt or, if receipt is refused, three (3) days after waiting.

     25. No Modification. This Mortgage may not be modified, amended, discharged or waived in whole or in part except by an agreement in writing signed by the party against whom enforcement of any such modification, amendment, discharge or waiver is sought.

     26. Financial Information; Covenants. (a) So long as the Indebtedness shall be outstanding, Borrower shall deliver to Mortgagee, or shall cause to be delivered to Mortgagee, as soon as they are available and in any event within five (5) days of the issuance thereof, a copy of the annual 10k report and quarterly 10Q report for the Borrower's corporate parent, IFS International, Inc. Additionally, the Borrower shall submit or cause to be submitted such other financial information as the Mortgagee shall reasonably request concerning any tenant at the Mortgaged Premises. Upon Borrower's failure to submit any statement or information required by this section within the time specified therefore, it shall be deemed an event of default under Section 15 hereof.

          (b) So long as the Indebtedness shall remain outstanding, the Borrower shall maintain a minimum debt service coverage ratio combined with respect to the Indebtedness and all indebtedness due and owing to New York Business Development Corporation, its successors and assigns, of 1.20 to 1.00 to be tested annually as of the close of each fiscal year of the Borrower.

          (c) So long as the Indebtedness shall remain outstanding, the Borrower shall maintain a debt to worth ratio not in excess of 1.25 to 1.00 to be tested annually as of the close of each fiscal year of the Borrower.

     27. Captions. The captions or headings at the beginning of each Article hereof are for the convenience of the parties and are not a part of this Mortgage.

     28. Successors and Assigns. The covenants contained herein shall run with the land and bind Borrower, its successors and assigns and all subsequent owners, encumbrancers, tenants and subtenants of the Mortgaged Property, and shall insure to the benefit of the Mortgagee, its successors, assigns and endorsees.

     29. Enforceability. All provisions of this Mortgage shall be construed as affording to Mortgagee additional rights to and not exclusive of the rights conferred under the provisions of Section 254 and 272 of the Real Property law of the State of New York. The creation of this Mortgage, the perfection of the lien or security interest in the Mortgaged Property, and the rights and remedies of Mortgagee with respect to the Mortgaged Property, as provided herein and by the laws of the State of New York, shall be governed by and construed in accordance with the laws of the State of New York. Whenever possible, each provision of this Mortgage shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Mortgage shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or validity, without invalidating the remaining provisions of this Mortgage. Nothing in this Mortgage shall require Borrower to pay, or Mortgagee to accept, interest or other payments in an amount which would subject Mortgagee to penalty under applicable law. In the event that the payment of any interest or other amounts due hereunder would be in excess of the maximum amount allowed by applicable law, then ipso facto the obligation of Borrower to make such payment shall be reduced to the highest rate authorized by such law.

     30. Trust Fund.  This  Mortgage is subject to the trust fund  provisions of
Section 13 of the Lien Law of the State of New York; the Borrower shall receive the proceeds of the Existing Note secured hereby, and shall hold the right to receive such proceeds, as a trust fund to be applied first for the purpose of paying the cost of any improvements before using any part of such proceeds for any other purpose.

     31. Miscellaneous. As used in this Mortgage, the singular shall include the plural as the context requires and the following words and phrases shall have the following meaning: (a) "including" shall mean "included but not limited to";
(b) "provisions" shall mean "provisions,  terms,  covenants and/or  conditions";
(c) "lien" shall mean "lien, charge, encumbrance, security interest, mortgage and/or deed of trust"; (d) "obligation" shall mean "obligation, duty, covenant and/or condition"; and (e) "any of the Mortgaged Property" shall mean "the Mortgaged Property or any part thereof or interest therein." Any act which Mortgagee is permitted to perform hereunder may be performed at any time and from time to time by Mortgagee or any person or entity designated by Mortgagee. Any act which is prohibited to Borrower hereunder is also prohibited to all lessees of any of the Mortgaged Property. Each appointment of Mortgagee and attorney-in-fact for Borrower under the Mortgage is irrevocable and coupled with an interest. Mortgagee has the right to refuse to grant its consent, approval or acceptance or to indicate its satisfaction is required hereunder, except as otherwise expressly provided herein.

     32. Town of North Greenbush Industrial Development Agency Special Obligations; Recording. (a) This Mortgage is executed by the Mortgagor solely for the purpose of subjecting its fee ownership interest in the Premises to the lien of this Mortgage and for no other purpose. All representations, covenants and warranties of the Mortgagor herein are hereby deemed to have been made by Borrower, and not by the Mortgagor. The parties hereby expressly agree that the terms "Borrower" and "Mortgagor", as such are used in this Mortgage, shall not be defined to include the Mortgagor.

          (b) The obligations and agreements of the Mortgagor contained herein and other instrument or documents executed in connection herewith or therewith, and any other instrument or document supplemental thereto or hereto, shall be deemed the obligations and agreements of the Mortgagor, and not of any member, officer, agent (other than the Borrower) or employee of the Mortgagor in his individual capacity, and the members, officers, agents (other than the Borrower) and employees of the Mortgagor, shall not be liable personally hereon or thereon or be subject to any personal liability or accountability based upon or in respect hereof or thereof or any transaction contemplated hereby or thereby.

          (c) The obligations and agreements of the Mortgagor contained herein and therein shall not constitute or give rise to an obligation of the State of New York or the Town of North Greenbush, New York, and neither the State of New York nor the Town of North Greenbush, New York, shall be liable hereon or thereon, and, further, such obligations and agreements shall not constitute or give rise to a general obligation of the Mortgagor, but rather shall constitute limited obligations of the Mortgagor payable solely from the revenues of the Mortgagor derived and to be derived from the lease, sale or other disposition of the Mortgaged Property.

          (d) No order or decree of specific performance with respect to any of the obligations of the Mortgagor hereunder shall be sought or enforced against the Mortgagor unless (i) the party seeking such order or decree shall first have requested the Mortgagor in writing to take the action sought in such order or decree of specific performance, and ten (10) days shall have elapsed from the date of receipt of such request, and the Mortgagor shall have refused to comply with such request (or, if compliance therewith would reasonably be expected to take longer than ten days, shall have failed to institute and diligently pursue action to cause compliance with such request within such ten day period) or failed to respond within such notice period, (ii) if the Mortgagor refuses to comply with such request and the Mortgagor's refusal to comply is based on its reasonable expectation that it will incur fees and expenses, the party seeking such order or decree shall have placed in an account with the Mortgagor in amount of undertaking sufficient to cover such reasonable fees and expenses and (iii) if the Mortgagor refuses to comply with such request and the Mortgagor's refusal to comply is based on its reasonable expectation that it or any of its members, officers, agents (other than the Borrower) or employees shall be subject to potential liability, the party seeking such order or decree shall (A) agree to indemnify, defend and hold harmless the Mortgagor and its members, officers, agents (other than the Borrower) and employees against any liability incurred as a result of its compliance with such demand, and (B) if requested by the Mortgagor, furnish to the Mortgagor satisfactory security to protect the Mortgagor and its members, officers, agents (other than the Borrower) and employees against all liability expected to be incurred as a result of compliance with such request.

          (e) The Mortgagee will record or cause this Mortgage to be recorded in all offices where the recordation hereof is necessary and will pay, or cause to be paid, all documentary stamp taxes, if any, which may be imposed by the United States of America or any agency thereof or by the State of New York or other governmental authority upon this Mortgage.

     33. Execution by Ground Lessor.

          (a) This Mortgage has been executed by the Ground Lessor for the sole purpose of having the Ground Lessor consent to this Mortgage.

          (b) Notwithstanding any other provisions of this Mortgage, the parties hereto agree as follows:

               (i) the proceeds of any insurance or condemnation award allocable to the Land and the Improvements shall be applied as required under the terms of that certain lease agreement dated as of October 2, 1997 by and between the Mortgagor and the Borrower as amended by a first amendment to lease agreement dated the date hereof as further amended or supplemented from time to time, (the "Lease Agreement"); provided, however, that in the event of a conflict between the provisions of the Lease Agreement and the Ground Lease with respect to the application of the proceeds of such insurance or condemnation award, the Lease Agreement with respect thereto shall control; and

               (ii) the Ground Lessor and the Borrower shall receive a copy of all notices given or received by the Mortgagee pursuant to the provisions of this Mortgage and the Mortgagee shall accept performance of any covenant in default by the Ground Lessor, it is performed within the time allotted to the Borrower or the Mortgagor to perform.

          (c) The Mortgagee hereby agrees that in no event shall the Ground Lessor be liable personally under this Mortgage or the Note or the Lease Agreement and in no event shall any deficiency or personal judgment or order or decree of specific performance with respect to the Ground Lessor under the Note or this Mortgage or the Lease Agreement be sought or enforced against the Ground Lessor, and the Mortgagee hereby specifically waives and relinquishes any right it might otherwise have had to seek such deficiency or personal judgment or order or decree of specific performance.

          (d) The provisions of this Section 33 shall control over any contrary or inconsistent provisions contained in this Mortgage or the Lease Agreement.

          (e) The Ground Lessor's execution of this Mortgage shall in no way be construed as a waiver or modification of the Ground Lessor's rights against the Borrower as provided in the Ground Lease except as expressly set forth in this Section 33.

          (f) The Mortgagee shall observe and perform all of the terms and conditions in the Ground Lease on the part of the tenant thereunder to be observed and performed if and when the Mortgagee shall enter into possession of the Mortgagor's leasehold estate, or otherwise take steps to enforce its security having the effect of depriving the said tenant of the ability to fully perform its covenants and obligations under the Ground Lease, and upon the exercise of any power of sale or any sale pursuant to foreclosure or any other legal proceedings, the Mortgagee shall cause the purchaser of the tenant's leasehold estate under the Ground Lease to covenant with the Ground Lease landlord to observe and perform all the terms and conditions of the Ground Lease on the part of the said tenant to be observed and performed.

                                                        17
         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                             IFS INTERNATIONAL, INC.


                             By:_____________________________________
                             Name:___________________________________
                             Title:____________________________________



                             TOWN OF NORTH GREENBUSH
                             INDUSTRIAL DEVELOPMENT AGENCY


                             By:_____________________________________
                             Name:___________________________________
                             Title:____________________________________



                             HUDSON RIVER BANK & TRUST COMPANY


                             By:_____________________________________
                             Name:___________________________________
                             Title:____________________________________


The Ground Lessor hereby  executes this Agreement  pursuant to the provisions of
Section 33 hereof.

RENSSELAER POLYTECHNIC INSTITUTE


By:_____________________________________
Name:___________________________________
Title:____________________________________


STATE OF NEW YORK )
                                    ) SS.:
COUNTY OF                           )

         On this __ day of April, 1999, before me personally came __________________, to me known, who being by me duly sworn, did depose and say that he resides at __________________________, New York, that he is the _________________ of IFS INTERNATIONAL, INC., the corporation described in and which executed the foregoing instrument, and he acknowledged that he signed his name thereto by order of the Board of Directors of said corporation.

                      ---------------------------------------
                      Notary Public


STATE OF NEW YORK )
                                    ) SS.:
COUNTY OF                           )

         On the ____ day of April, 1999, before me personally came __________________, to me known, who being by me duly sworn, did depose and say that he resides at _________________________, New York, that he is the ____________ of the TOWN OF NORTH GREENBUSH INDUSTRIAL DEVELOPMENT AGENCY, the public benefit corporation of the State of New York described in and which executed the foregoing instrument; and that he signed his name thereto by authority of said public benefit corporation.

                          ---------------------------------------
                          Notary Public


STATE OF NEW YORK )
                                    )SS.:
COUNTY OF                           )

         On this ___ day of April, 1999, before me personally came ________________ to me personally known, who, being by me duly sworn, did depose and say that he resides at ______________________, New York, that he is a _________________________ of HUDSON RIVER BANK & TRUST COMPANY, the banking corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of such banking corporation.


                   ---------------------------------------
                   Notary Public



STATE OF NEW YORK )
                                    ) SS.:
COUNTY OF                           )

         On this __ day of April, 1999, before me personally came __________________, to me known, who being by me duly sworn, did depose and say that he resides at __________________________, New York, that he is the
_________________ of RENSSELAER POLYTECHNIC INSTITUTE the not-for-profit corporation described in and which executed the foregoing instrument, and he acknowledged that he executed the foregoing for and on behalf of said not-for-profit corporation.

                    ---------------------------------------
                    Notary Public

                                       A-1
                                  SCHEDULE "A"

                              PROPERTY DESCRIPTION